UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 to October 31, 2012

Item 1.	Reports to Stockholders.

Reaves Utility Income Fund

UTG

ANNUAL REPORT
10.31.12

SECTION 19(B) DISCLOSURE

October 31, 2012

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.1313 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Annual Report | October 31, 2012	1

Reaves Utility Income Fund	Shareholder Letter
October 31, 2012 (Unaudited)

To Our Shareholders:

The total net asset value of the Reaves Utility Income Fund (the “Fund”) amounted to $25.66 per share at October 31, 2012. The net asset value return for the year of 16.6% reflects distributions and any reinvestment of dividends. The year’s returns were achieved in spite of many market observers’ fears that utilities were fully valued at the start of fiscal 2012.

In August the Fund raised $144 million from a transferable rights offering. We view the rights transaction as a long-term positive outcome for the Fund and its investors. The offering proceeds were invested principally in proven, current holdings of utility equities, increasing their portfolio weighting from just over 41% to 53%. The new investments enhanced the Fund’s current and potential future dividend yield. The outlook, after the offering, for Fund returns over the long-term, gave us the confidence to announce in September the sixth increase in the monthly dividend rate since the Fund’s inception in 2004.

Utilities

The portfolio’s utility holdings generated a total return of 17.6%, with the strong performance coming from a variety of large holdings, among them DTE Energy (24.3%), Progress Energy (18.7%), which was acquired by Duke Power on July 1, and American Water Works (23.3%). In general, utilities with significant regulated assets fared best in states where the regulatory regime supports investment to upgrade infrastructure to encourage efficiency or meet heightened environmental standards.

Given the sluggish U.S. economy and slowly declining demand for electricity, the avoidance of capital destruction by companies with exposure to merchant generation was central to portfolio performance. Many of the unregulated generators suffered material declines this year, as investors adopted the views that power demand in the United States will remain anemic, and cheap natural gas will continue to marginalize solid fuel (especially coal) fired generation. Weak electricity demand and pricing will likely persist in 2013, possibly giving rise to a dividend cut by one or more companies selling electricity into un-regulated power markets. We remain focused on investment in companies that have the financial strength and management commitment to consistently grow dividends while maintaining financial discipline and balance sheet strength.

Telecommunications

Returns within the telecom sector were mixed, though positive overall, posting a 6.5% internal rate of return. Very strong performance from the integrated telecoms, represented in the portfolio by AT&T, Verizon Communications, and BCE was somewhat offset by negative performance in rural telecom, represented by Frontier Communications and Windstream. A portion of the rights offering proceeds were invested in the integrated telecoms retaining their position among the top-10 holdings. Both Verizon and AT&T benefited from improving conditions in the wireless industry in the U.S. Increased data usage stemming from deepening smartphone penetration spurred revenue growth at both companies. During the year the companies implemented tiered data pricing plans to monetize expected growth in data volumes. In an attempt to control subsidy costs, both companies introduced stricter polices around the timing and costs of handset upgrades.

Near fiscal year-end two consolidating transactions in the wireless industry were announced. Deutsche Telekom’s T-Mobile USA unit is planning to acquire MetroPCS and Softbank, the number 2 wireless carrier in Japan, announced a 20.1 billion USD agreement to purchase a 70% majority

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
October 31, 2012 (Unaudited)

stake in Sprint Nextel Corp. In Canada, BCE’s operating performance improved in wireless as its share of high-end post paid subscribers increased, and churn was reduced, improving average revenue per unit. Consistent with other integrated telcos, BCE’s wireline unit experienced continuing access line erosion in a sluggish economy.

High-yielding Frontier Communications and Windstream had negative total returns. Both serve primarily rural communities and small cities with wireline services anchored by broadband. Despite significant capital investment and a fairly successful network integration effort, Frontier has been unable to stimulate significant new broadband revenue from access lines acquired from Verizon. Windstream also faces slow growth of broad band revenue and loss of wireline accounts. Both companies are challenged to compete with cable companies.

Energy

Energy equities and energy related Master Limited Partnerships (MLP’s), combined, totaled just under 10% of the Fund’s weighted average capital base in fiscal 2012. The energy sector, including MLP’s, contributed significantly to the Fund’s underlying performance by generating an internal rate of return of 18.3%. Williams Companies, an energy infrastructure company that focuses on connecting North America’s hydrocarbon resources to end markets, made a material contribution to Fund performance. Similarly, the performance of Enterprise Product Partners Limited, an MLP, providing midstream energy services to producers and consumers of natural gas, natural gas liquids (“NGLs”), crude oil, refined products and certain petrochemicals added to the Fund’s total return.

Outlook

We continue to believe that in today’s low growth, low interest rate economy selected utilities and telcos provide investors with quality current income and a competitive total return. Utilities and telecommunications companies offer the highest level of income among the S&P 500 companies. They currently offer a yield, with a spread of 250 basis points over the 10-Year U.S. Treasury bond. Volatility, as measured by standard deviation for the S&P Utilities relative to the S&P 500, has declined meaningfully since the financial crisis. Through September 30th, the S&P Utilities 24-month rolling average of standard deviation has fallen to half of that of the S&P 500; 9.1% vs. 18.8%. We believe the Fund’s combination of relatively high current yield, positive total return potential and below market volatility should provide rewarding long-term returns to shareholders.

Respectfully submitted,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company

Disclosure:

The Shareholder Letter and other information included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Annual Report | October 31, 2012	3

Reaves Utility Income Fund	Shareholder Letter
October 31, 2012 (Unaudited)

Definitions:

Basis point - a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Standard deviation - a statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

S&P 500 Index - The S&P 500 Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends.

S&P Utilities Index - The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of the GICS® (Global Industry Classification Standard) utilities sector.

You cannot invest directly in an index.

4	1-800-644-5571

Reaves Utility Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 21, 2012

Annual Report | October 31, 2012	5

Reaves Utility Income Fund	Statement of Investments
October 31, 2012

	SHARES	VALUE
COMMON STOCKS 131.50%
Communications Equipment 0.59%
QUALCOMM, Inc.	75,500	$4,422,412

Diversified Telecommunication Services 29.97%
AT&T, Inc.(1)(2)	2,056,900	71,148,171
BCE, Inc.(1)(2)	1,025,000	44,751,500
CenturyLink, Inc.(1)(2)	800,000	30,704,000
Frontier Communications Corp.	2,884,633	13,615,468
Telecom Corp. of New Zealand, Ltd. - ADR	1	10
Verizon Communications, Inc.(1)(2)	985,000	43,970,400
Windstream Corp.(1)	1,980,000	18,889,200

		223,078,749

Electric Utilities 38.59%
CEZ AS	15,000	553,036
Duke Energy Corp.(1)(2)	692,163	45,468,188
Edison International(1)	300,000	14,082,000
Entergy Corp.(1)	560,000	40,644,800
FirstEnergy Corp.(1)	270,000	12,344,400
ITC Holdings Corp.(1)(2)	455,000	36,227,100
NextEra Energy, Inc.(1)	225,000	15,763,500
Northeast Utilities	138,400	5,439,120
Pinnacle West Capital Corp.(1)(2)	755,000	39,992,350
PPL Corp.(1)	897,000	26,533,260
Red Electrica Corp. S.A.	100,000	4,688,796
RWE AG	140,263	6,409,389
SSE PLC	200,000	4,673,455
The Southern Co.(1)(2)	685,000	32,085,400
UIL Holdings Corp.	65,000	2,351,050

		287,255,844

Gas Utilities 4.94%
Just Energy Group, Inc.	180,000	1,841,902
National Fuel Gas Co.	110,000	5,797,000
ONEOK, Inc.(1)	520,000	24,596,000
South Jersey Industries, Inc.	90,000	4,553,100

		36,788,002

Independent Power Producers & Energy Traders 0.40%
Calpine Corp.*	170,000	2,992,000

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2012

	SHARES	VALUE
Media 2.01%
Comcast Corp., Class A(1)	200,000	$7,502,000
Time Warner Cable, Inc.	75,000	7,433,250

		14,935,250

Mining 0.48%
Southern Copper Corp.	95,000	3,619,500

Multi-Utilities 27.56%
Ameren Corp.(1)	380,000	12,494,400
DTE Energy Co.(1)(2)	755,000	46,885,500
Integrys Energy Group, Inc.(1)	447,200	24,166,688
National Grid PLC - ADR(1)(2)	146,000	8,323,460
NiSource, Inc.(1)(2)	1,675,000	42,662,250
OGE Energy Corp.	120,000	6,909,600
PG & E Corp.(1)	565,000	24,023,800
SCANA Corp.(1)	465,000	22,822,200
TECO Energy, Inc.(1)(2)	750,000	13,402,500
Wisconsin Energy Corp.	90,000	3,462,300

		205,152,698

Oil, Gas & Consumable Fuels 6.04%
Linn Co. LLC*	49,100	1,909,499
Occidental Petroleum Corp.	80,000	6,316,800
Penn West Petroleum, Ltd.(1)	350,000	4,546,500
Spectra Energy Corp.	66,500	1,919,855
The Williams Cos., Inc.(1)(2)	800,000	27,992,000
TransCanada Corp.	50,000	2,261,500

		44,946,154

Real Estate Investment Trusts (REITS) 4.42%
American Tower Corp.(1)	137,000	10,314,730
Annaly Capital Management, Inc.(1)	1,400,000	22,596,000

		32,910,730

Road & Rail 3.14%
Union Pacific Corp.(1)	190,000	23,375,700

Tobacco 2.99%
Altria Group, Inc.(1)(2)	700,000	22,260,000

Annual Report | October 31, 2012	7

Reaves Utility Income Fund	Statement of Investments
October 31, 2012

	SHARES	VALUE
Water Utilities 4.62%
American Water Works Co., Inc.(1)(2)	790,000	$29,024,600
Aqua America, Inc.	160,000	4,062,400
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	15,000	1,260,150

		34,347,150

Wireless Telecommunication Services 5.75%
Deutsche Telekom AG	450,000	5,137,974
Telefonica Brasil S.A. - ADR(1)	618,000	13,608,360
Vodafone Group PLC - ADR(1)	885,000	24,089,700

		42,836,034

TOTAL COMMON STOCKS
(Cost $835,998,926)		978,920,223

PREFERRED STOCKS 0.86%
Electric Utilities 0.39%
Entergy Louisiana Holdings LLC, 6.950%	7,900	799,875
Entergy Mississippi, Inc.,
6.250%	10,000	251,875
4.560%	3,520	327,140
Entergy New Orleans, Inc., 4.360%	4,500	397,547
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	1,126,960

		2,903,397

Independent Power Producers & Energy Traders 0.02%
Constellation Energy Group, Inc., Series A, 8.625%	5,000	131,450

Multi-Utilities 0.20%
Ameren Illinois Co., 4.250%	10,300	937,300
Southern Cal Edison Co., 4.320%	24,300	600,210

		1,537,510

Oil, Gas & Consumable Fuels 0.25%
Anglo Dutch Oil Well(3)(4)	1,000	1,846,000

TOTAL PREFERRED STOCKS
(Cost $5,442,234)		6,418,357

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
October 31, 2012

		SHARES	VALUE
LIMITED PARTNERSHIPS 5.22%
Copano Energy LLC		100,000	$3,050,000
Enbridge Energy Partners LP		250,000	7,500,000
Enterprise Products Partners LP		475,000	25,037,250
MarkWest Energy Partners LP		60,000	3,253,800

TOTAL LIMITED PARTNERSHIPS
(Cost $28,537,653)			38,841,050

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.46%

Diversified Telecommunication Services 0.46%
Frontier Communications Corp.
7.125%, 01/15/2023	Ba2/BB	$1,000,000	1,068,750
8.25%, 04/15/2017	Ba2/BB	2,000,000	2,315,000

			3,383,750

TOTAL CORPORATE BONDS (Cost $3,108,295)			3,383,750

		SHARES	VALUE
MUTUAL FUNDS 0.58%
Loomis Sayles Institutional High Income Fund		548,386	4,277,411

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,277,411

TOTAL INVESTMENTS - 138.62% (Cost $877,087,108)			$1,031,840,791

LEVERAGE FACILITY - (38.96%)			(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.34%			2,560,301
NET ASSETS - 100.00%			$744,401,092

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2012. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at October 31, 2012. (See Note 4)
(3)	Restricted security. (See Note 5)

Annual Report | October 31, 2012	9

Reaves Utility Income Fund	Statement of Investments
October 31, 2012

(4)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company. The preferred shares have an expected life of 24 months, which would result in an effective maturity date of 11/30/2013.

Common Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

  This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Assets and Liabilities
October 31, 2012

ASSETS:
Investments, at value (Cost $877,087,108)	$1,031,840,791
Foreign currency, at value (Cost $15,829)	15,829
Dividends receivable	3,472,234
Interest receivable	213,396
Receivable for investments sold	3,240,267
Total Assets	1,038,782,517

LIABILITIES:
Payable to custodian due to overdraft	3,487,384
Loan payable	290,000,000
Interest payable on loan outstanding	21,138
Accrued investment advisory fees	503,536
Accrued administration fees	232,064
Accrued trustees fees	24,371
Accrued chief compliance officer fees	3,250
Accrued expenses for offering costs	109,682
Total Liabilities	294,381,425
Net Assets Applicable to Common Shareholders	$744,401,092

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,965,056
Overdistributed net investment income	(3,954,995)
Accumulated net realized gain on investments and foreign currency transactions	11,637,535
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	154,753,496
Net Assets Applicable to Common Shareholders	$744,401,092

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294
Net asset value per common share	$25.66

See Notes to Financial Statements.

Annual Report | October 31, 2012	11

Reaves Utility Income Fund	Statement of Operations
For the Year Ended October 31, 2012

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $570,460)	$40,170,960
Interest on investment securities	466,184
Securities lending income	120,643
Total Investment Income	40,757,787

EXPENSES:
Interest on loan	3,282,554
Renewal fee on loan	600,000
Investment advisory fees	4,826,816
Administration fees	2,224,533
Chief compliance officer fee	39,000
Trustees fees	120,711
Miscellaneous fees	114
Total Expenses	11,093,728

Net Investment Income	29,664,059

Net realized gain on:
Investment securities	7,604,221
Foreign currency transactions	6,187
Change in unrealized appreciation of:	60,271,923
Investment securities	60,272,110
Translation of assets and liabilities denominated in foreign currencies	(187)
Net gain on investments and foreign currency transactions	67,882,331

Net Increase in Net Assets Attributable to Common Shares from Operations	$97,546,390

See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$29,664,059	$31,999,630
Net realized gain on investment securities and foreign currency transactions	7,610,408	13,800,146
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	60,271,923	32,662,587
Distributions to Preferred Shareholders:
From net investment income	–	(382,342)
From net realized gains	–	(9,683)
Net increase in net assets attributable to common shares from operations	97,546,390	78,070,338

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(33,829,577)	(33,246,134)
From net realized gains	(10,822,586)	–
Net decrease in net assets from distributions to common shareholders	(44,652,163)	(33,246,134)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	143,328,285	–
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,155,755	2,281,175
Net increase from capital share transactions	146,484,040	2,281,175

Net Increase in Net Assets Attributable to Common Shares	199,378,267	47,105,379

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$545,022,825	$497,917,446
End of year*	$744,401,092	$545,022,825

*Including overdistributed net investment income of:	$(3,954,995)	$(2,474,914)

See Notes to Financial Statements.

Annual Report | October 31, 2012	13

Reaves Utility Income Fund	Statement of Cash Flows
For the Year Ended October 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$97,546,390
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(479,138,567)
Proceeds from disposition of investment securities	228,697,157
Proceeds from litigation settlements	221
Net proceeds from disposition of short-term investment securities	8,849,578
Net realized gain on investments securities	(7,604,221)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	(60,271,923)
Premium amortization	7,955
Discount accretion	(18,011)
Return of capital distributions received on preferred stocks	1,380,687
Increase in dividends receivable	(478,386)
Increase in interest receivable	(14,103)
Decrease in interest on loan payable	(12,634)
Increased in accrued investment advisory fees	143,841
Increase in accrued administration fees	66,292
Increase in accrued trustees fees	1,871
Increase in accrued expenses for offering cost	109,682
Net Cash Used in Operating Activities	(210,734,171)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	105,000,000
Proceeds from rights offering, net of offering cost	143,328,285
Cash distributions paid on Common Shares	(41,192,729)
Bank overdrafts	3,487,384
Net Cash Provided By Financing Activities	210,622,940

Effect of exchange rates on cash	(187)
Net decrease in cash	(111,418)

Cash and foreign currency, beginning of year	$127,247
Cash and foreign currency, end of year	$15,829

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$3,895,188
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$3,155,755

See Notes to Financial Statements.

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INTENTIONALLY LEFT BLANK

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of year
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of year

Market price per common share, end of year

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s) Ratio of expenses excluding interest expense to average net assets attributable to common shares(5)
Ratio of expenses to average net assets attributable to common shares(5)
Ratio of net investment income to average net assets attributable to common shares(5)
Ratio of expenses to average managed assets(6)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of year, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(8)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.
16	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/12	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08
$23.70	$21.75	$15.82	$16.14	$30.32

1.21(1)	1.40(1)	1.56(1)	1.44	1.35
3.02	2.02	5.98	(0.09)	(12.98)

–	(0.02)	(0.16)	(0.16)	(0.47)
–	(0.00)(2)	–	(0.03)	–
4.23	3.40	7.38	1.16	(12.10)

(1.37)	(1.45)	(1.45)	(1.31)	(1.37)
(0.47)	–	–	(0.17)	(0.71)
(1.84)	(1.45)	(1.45)	(1.48)	(2.08)
(0.43)	–	–	–	–
(2.27)	(1.45)	(1.45)	(1.48)	(2.08)

$25.66	$23.70	$21.75	$15.82	$16.14

$25.29	$25.05	$22.19	$15.31	$13.98

16.57%	15.99%	48.33%	9.92%	(41.56)%
8.70%	20.15%	56.37%	22.81%	(41.55)%

$744,401	$545,023	$497,917	$359,176	$366,081

1.19%	1.27%	N/A	N/A	N/A
1.83%	1.93%	1.51%	1.77%	1.33%
4.91%	6.08%	8.33%	11.47%	5.94%

N/A	N/A	0.97%	1.01%	0.94%
27%	34%	53%	86%	32%

N/A	$–(7)	$240,104	$240,095	$240,267
N/A	–(7)	9.6	9.6	9.6
N/A	$–(7)	$76,877	$62,424	$63,161
N/A	$–(7)	$25,000	$25,000	$25,000
N/A	$–(7)	$25,000	$25,000	$25,000

$290,000	$185,000	N/A	N/A	N/A
$3,567	$3,946	N/A	N/A	N/A

Annual Report | October 31, 2012	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (see Note 3).
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Ratios do not reflect dividend payments to preferred shareholders.
(6)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(7)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(8)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.
18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the New York Stock Exchange (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Annual Report | October 31, 2012	19

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2012:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$978,920,223	$–	$–	$978,920,223
Preferred Stocks
Electric Utilities	–	2,903,397	–	2,903,397
Independent Power
Producers & Energy Traders	131,450	–	–	131,450
Multi-Utilities	600,210	937,300	–	1,537,510
Oil, Gas & Consumable Fuels	–	–	1,846,000	1,846,000
Limited Partnerships	38,841,050	–	–	38,841,050
Corporate Bonds	–	3,383,750	–	3,383,750
Mutual Funds	4,277,411	–	–	4,277,411
Total	$1,022,770,344	$7,224,447	$1,846,000	$1,031,840,791

*See Statement of Investments for industry classification
20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

During the year ended October 31, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2011	Purchases	Payments received	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Transfer in and/or (out) of Level 3	Balance as of 10/31/2012	Net change in unrealized appreciation / (depreciation) attributable to Level 3 investments still held at 10/31/ 2012
Preferred Stocks	$–	$3,000,000	$(1,380,687)	$–	$ 226,687	$–	$ 1,846,000	$ 226,687
TOTAL	$–	$3,000,000	$(1,380,687)	$–	$ 226,687	$–	$ 1,846,000	$ 226,687

*See Statement of Investments for industry classification.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. Although the Fund held them during the period, as of October 31, 2012, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Annual Report | October 31, 2012	21

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law, therefore the enacted provisions will apply to the Fund for the fiscal year ended October 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2012, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2009 through October 31, 2012.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$40,397,313	$33,628,476
Long-Term Capital Gain	4,254,850	9,683
Total	$44,652,163	$33,638,159

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Accumulated Capital Gain	1,865,474
Unrealized Appreciation	164,700,928
Other Cumulative Effect of Timing Differences	(4,130,366)
Total	$162,436,036

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2012, certain differences were reclassified. The Fund increased accumulated net investment income by $2,685,437, decreased accumulated net realized gain by $(2,672,003) and decreased paid in capital by $(13,434).

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of October 31, 2012, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$197,516,164
Gross unrealized depreciation (excess of tax cost over value)	(32,815,049)
Net depreciation of foreign currency and derivatives	(187)
Net unrealized appreciation	$164,700,928

Cost of investments for income tax purposes	$867,139,676

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Common Stock outstanding - beginning of period	22,993,367	22,895,879
Common Stock issued from rights offering	5,892,187	–
Common Stock issued as reinvestment of dividends	128,740	97,488
Common Stock outstanding - end of period	29,014,294	22,993,367

Annual Report | October 31, 2012	23

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

Preferred Shares: In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares” or “AMPS”) were redeemed at their liquidation value of $25,000 per share, plus accrued dividends. The aggregate amount of the 9,600 Preferred Shares redeemed was $240,000,000, plus accrued dividends. Financing for the redemption of the AMPS was obtained through a Committed Facility Agreement-See Note 4. Previously, the Fund had been authorized to issue an unlimited number of no par value Preferred Shares. The Fund had issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares were cumulative and were paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, were paid annually.

In February 2008, the Preferred Shares market for closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continued to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever was greater. The 7-day LIBOR rate was used for the M7 and F7 Series and the 30-day LIBOR rate was used for the W28 Series. In total, the Fund declared distributions on Preferred Shares of $392,025 for the period November 1, 2010 to December 13, 2010 (date of final AMPS redemption). The distribution rate ranged from 1.50% - 1.51% on the M7 and F7 series, and was 1.50% for the W28 series.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. These fees were paid for failed auctions as well.

4. BORROWINGS

As a result of the redemption of the Preferred Shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. The Fund paid an arrangement fee of 0.25% (the “Arrangement Fee”) on the Initial Maximum Commitment. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee of 0.25% on the Initial Maximum Commitment. This renewal fee was amortized over a six month period, ended October 29, 2012, and is presented as Renewal fee on loan on the Statement of Operations.

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waived the Arrangement Fee on the increased borrowing made available under the Current Maximum Commitment.

For the year ended October 31, 2012, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $226,980,874 and 1.35%, respectively. As of October 31, 2012, the amount of such outstanding borrowings is $290,000,000. The interest

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

rate applicable to the borrowings on October 31, 2012 was 1.31%. As of October 31, 2012, the amount of pledged collateral was $630,341,200.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and

BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2012, the value of securities on loan was $276,293,233.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the year ended October 31, 2012.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., has caused the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase for the periods ended October 31, 2012 and October 31, 2011. This change in presentation is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares, now redeemed).

Annual Report | October 31, 2012	25

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

5. RESTRICTED SECURITIES

As of October 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of October 31, 2012 were as follows:

Description	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Anglo Dutch
Oil Well
Preferred
Stock	11/30/2013	11/30/2011	$1,619,313	$1,846,000	0.25%
TOTAL			$1,619,313	$1,846,000	0.25%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2012, aggregated $472,045,848 and $225,020,060, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

26	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2012

9. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for the interim and annual reporting year beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Annual Report | October 31, 2012	27

Reaves Utility Income Fund	Additional Information
October 31, 2012 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator” or “Computershare”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2012 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

Annual Report | October 31, 2012	29

Reaves Utility Income Fund	Additional Information
October 31, 2012 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2012. For the calendar year ended December 31, 2011, 76.72% of the dividends paid qualify for the corporate dividends received deduction. In addition, 87.44% of the dividends paid meet the requirements regarding qualified dividend income. Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $4,254,850 as long-term capital gain dividends.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

30	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2012 (Unaudited)

	Total Cumulative Distributions for the year ended October 31, 2012				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2012
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$1.2011	$0.6371	–	$1.8382	65.34%	34.66%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Annual Report | October 31, 2012	31

Reaves Utility Income Fund	Trustees & Officers
October 31, 2012 (Unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

INTERESTED TRUSTEES & OFFICERS:

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 41 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since 2009); President (Since 2010)	Mr. May joined ALPS in 1995 and is currently President and Executive Vice President of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also a Trustee of the ALPS Variable Insurance Trust. Mr. May is currently on the Board of Directors and the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.	N/A

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

32	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2012 (Unaudited)

INTERESTED TRUSTEES & OFFICERS (continued):

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
J. Tison Cory Age - 43 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since 2008)	Mr. Cory joined ALPS in 2005 as a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at OppenheimerFunds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).	N/A
Ted Uhl Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer (Since June 30, 2010)	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Uhl also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Financial Investor Trust and Transparent Value Trust, and Drexel Hamilton Funds.	N/A
Lauren E. Johnson Age - 32 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer (Since 2010) Assistant Treasurer (2008-2010)	Ms. Johnson is Vice President of ALPS, and joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003-2005). Because of her position with ALPS, Ms. Johnson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Johnson is Assistant Treasurer for Caldwell & Orkin Market Opportunity Fund and Macquarie Global Infrastructure Total Return Fund. Ms. Johnson was formerly the Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.	N/A

Annual Report | October 31, 2012	33

Reaves Utility Income Fund	Trustees & Officers
October 31, 2012 (Unaudited)

INDEPENDENT TRUSTEES:

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Mary K. Anstine Age - 71 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Ms. Anstine was the President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of A.V. Hunter Trust and Colorado Uplift Board. Ms. Anstine is a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	1
Michael F. Holland Age - 67 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Holland is Chairman of Holland & Company, an investment management company. Mr. Holland is a Director of Holland Series Funds, Inc, and Trustee of State Street Master Funds; China Fund Inc; Taiwan Fund Inc; Scottish Widows Emerging Market Fund; and Blackstone/GSO Senior Floating Rate Term Fund.	1
E. Wayne Nordberg Nominee Age: 70 1290 Broadway, Ste 1100 Denver, CO 80203	Trustee/Since 2012	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Associates, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment adviser (2003-2007).	1

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

34	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2012 (Unaudited)

INDEPENDENT TRUSTEES (continued):

Name, Age and Address	Position(s) Held With Funds Term of Office and Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy W. Deems Age - 35 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since 2008	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust, Financial Investors Trust, and Financial Investors Variable Insurance Trust.	1
Larry W. Papasan Age - 71 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., a medical services company, and is Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Cagenix, Inc. and ExtraOrtho, each a medical services company, SSR Engineering, an electronics company, and Triumph Bank. Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991).	1

Annual Report | October 31, 2012	35

INTENTIONALLY LEFT BLANK

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable to Registrant.

(c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable to Registrant.

(f) The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2012 and 2011 were $34,000 and $33,500, respectively.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2012 and 2011 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for fiscal years 2012 and 2011 were $3,300, and $4,525, respectively.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years 2012 and 2011 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	Not applicable to Registrant.

(h)	Not applicable to Registrant.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

E. Wayne Nordberg

Larry W. Papasan

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached as Exhibit 7.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2012.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co., Inc. 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co., Inc. 1987-present

(a)(2) Other Accounts Managed as of October 31, 2012.

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ronald Sorenson	427,200,490 2 accounts	0	$1,150,903,293 1,066 accounts	None
William Ferer	58,291,768 1 account	0	$744,370,931 21 accounts	None

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager Compensation as of October 31, 2012.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$50,001 - $100,000
William Ferer	$50,001 - $100,000

1”Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment

Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) The Proxy Voting Policies and Procedures for W.H. Reaves & Co., Inc. is attached hereto as Exhibit 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	January 7, 2013

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	January 7, 2013